--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               ----------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 20, 1998

                                PENNZOIL COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)



                 1-5591                                74-1597290
        (COMMISSION FILE NUMBER)           (IRS EMPLOYEE IDENTIFICATION NO.)
     P.O. BOX 2967, HOUSTON, TEXAS                     77252-2967
    (ADDRESS OF PRINCIPAL EXECUTIVE                    (ZIP CODE)
                OFFICES)

      (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE): (713) 546-4000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS.

  On April 15, 1998, Pennzoil Company ("Pennzoil") announced a comprehensive restructuring that will result in the separation of Pennzoil's motor oil, refined products and franchise operations (which generally include Pennzoil Products Company ("PPC") and Jiffy Lube International, Inc. ("Jiffy Lube") and their respective subsidiaries (collectively, "Products Group")) from Pennzoil's exploration and production operations. The restructuring includes the pro rata distribution of Products Group (i.e., the common stock of PPC (which will at such time hold the motor oil and refined products operations of PPC and the common stock of Jiffy Lube)) to holders of Pennzoil common stock.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

  (b) Pro Forma Financial Information

      Pro Forma Condensed Consolidated Balance Sheet (Unaudited) March 31,
       1998................................................................ F-1
      Pro Forma Condensed Consolidated Statement of Earnings (Unaudited)
       For the Three Month Period Ended March 31, 1998..................... F-2
      Pro Forma Condensed Consolidated Statement of Earnings (Unaudited)
       For the Year Ended December 31, 1997................................ F-3
      Pro Forma Condensed Consolidated Statement of Earnings (Unaudited)
       For the Year Ended December 31, 1996 ............................... F-4
      Pro Forma Condensed Consolidated Statement of Earnings (Unaudited)
       For the Year Ended December 31, 1995................................ F-5
      Notes to Pennzoil Company Unaudited Pro Forma Condensed Consolidated
       Financial Statements................................................ F-6
      Pro Forma Adjustments................................................ F-6
      Other Pro Forma Adjustments.......................................... F-6

  (c) Exhibits

  Exhibit 12 -- Computation of Ratio of Earnings to Fixed Charges for the years ended December 31, 1997, 1996, 1995, 1994 and 1993 and the three months ended March 31, 1998 and the Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends--Pro Forma for the year ended December 31, 1997 and the three months ended March 31, 1998, as adjusted for Pennzoil's proposed offering of Series A Cumulative Preferred Stock, Pennzoil's proposed exchange offers for Pennzoil's outstanding 6 1/2% Exchangeable Senior Debentures due 2003 and Pennzoil's outstanding 4 3/4% Exchangeable Senior Debentures due 2003, and for the classification as discontinued operations of Products Group.

                                  SIGNATURES

  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          Pennzoil Company

Date: May 19, 1998                        By:     /s/ David P. Alderson, II
                                             ----------------------------------

                                                   DAVID P. ALDERSON, II
                                                  GROUP VICE PRESIDENT--
                                                   FINANCE & ACCOUNTING

                                PENNZOIL COMPANY

           PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                 MARCH 31, 1998

                            (EXPRESSED IN THOUSANDS)

                                            PRO FORMA ADJUSTMENTS
                                    -------------------------------------
                                     RECLASSIFY                  OTHER
                             AS     DISCONTINUED      AS       PRO FORMA
                          REPORTED   OPERATIONS  RECLASSIFIED ADJUSTMENTS     PRO FORMA
                         ---------- ------------ ------------ -----------     ----------
CURRENT ASSETS
  Cash and cash
   equivalents.......... $   24,894  $   (9,988)  $   14,906           --     $   14,906
  Other current assets..    533,006    (393,791)     139,215           --        139,215
                         ----------  ----------   ----------  -----------     ----------
    Total current
     assets.............    557,900    (403,779)     154,121           --        154,121
                         ----------  ----------   ----------  -----------     ----------
PROPERTY PLANT AND
 EQUIPMENT, AT COST
  Oil and Gas,
   successful efforts
   method of accounting.  4,637,447          --    4,637,447           --      4,637,447
  Motor Oil & Refined
   Products.............  1,192,944  (1,192,944)          --           --             --
  Franchise Operations..    236,930    (236,930)          --           --             --
  Other.................    106,779        (296)     106,483           --        106,483
                         ----------  ----------   ----------  -----------     ----------
    Total property,
     plant and
     equipment..........  6,174,100  (1,430,170)   4,743,930           --      4,743,930
  Less accumulated
   depreciation,
   depletion and
   amortization.........  3,639,917    (636,714)   3,003,203           --      3,003,203
                         ----------  ----------   ----------  -----------     ----------
    Net property, plant
     and equipment......  2,534,183    (793,456)   1,740,727           --      1,740,727
                         ----------  ----------   ----------  -----------     ----------
OTHER ASSETS
  Net Assets of
   Discontinued Products
   Group Operations.....         --   1,102,768    1,102,768   (1,102,768)(d)         --
  Marketable securities
   and other assets.....  1,293,537    (350,703)     942,834           --        942,834
                         ----------  ----------   ----------  -----------     ----------
    Total other assets..  1,293,537     752,065    2,045,602   (1,102,768)       942,834
                         ----------  ----------   ----------  -----------     ----------
      Total assets...... $4,385,620  $ (445,170)  $3,940,450  $(1,102,768)    $2,837,682
                         ==========  ==========   ==========  ===========     ==========
Current liabilities..... $  335,521  $ (197,773)  $  137,748  $        --     $  137,748
LONG-TERM DEBT, LESS
 CURRENT MATURITIES
  Exchangeable
   debentures...........    888,858          --      888,858           --        888,858
  Other long-term debt..  1,428,768     (50,756)   1,378,012     (388,013)(e)    989,999
                         ----------  ----------   ----------  -----------     ----------
    Total long-term
     debt, less current
     maturities.........  2,317,626     (50,756)   2,266,870     (388,013)     1,878,857
Other liabilities.......    590,737    (196,641)     394,096           --        394,096
                         ----------  ----------   ----------  -----------     ----------
    Total liabilities...  3,243,884    (445,170)   2,798,714     (388,013)     2,410,701
                         ----------  ----------   ----------  -----------     ----------
Shareholders' equity....  1,141,736          --    1,141,736     (714,755)(f)    426,981
                         ----------  ----------   ----------  -----------     ----------
Total liabilities and
 shareholders' equity... $4,385,620  $ (445,170)  $3,940,450  $(1,102,768)    $2,837,682
                         ==========  ==========   ==========  ===========     ==========

                                PENNZOIL COMPANY

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)

                FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1998
               (EXPRESSED IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                           PRO FORMA ADJUSTMENTS
                                   -------------------------------------
                                    RECLASSIFY                  OTHER
                             AS    DISCONTINUED      AS       PRO FORMA
                          REPORTED  OPERATIONS  RECLASSIFIED ADJUSTMENTS   PRO FORMA
                          -------- ------------ ------------ -----------   ---------
Revenues................  $511,007  $(357,128)    $153,879     $   --      $153,879
Investment and other in-
 come, net..............    34,803    (16,318)      18,485         --        18,485
                          --------  ---------     --------     ------      --------
                           545,810   (373,446)     172,364         --       172,364
COSTS AND EXPENSES
  Cost of sales.........   307,782   (255,059)      52,723         --        52,723
  Selling, general and
   administrative
   expenses                 86,689    (68,385)      18,304     (9,456)(a)     8,848
  Depreciation,
   depletion and
   amortization.........    73,362    (17,764)      55,598         --        55,598
  Exploration expense...    12,675         --       12,675         --        12,675
  Taxes, other than
   income...............    11,464     (3,502)       7,962         --         7,962
  Interest charges......    41,880     (2,693)      39,187     (5,681)(b)    33,506
                          --------  ---------     --------     ------      --------
Income (loss) before in-
 come tax...............    11,958    (26,043)     (14,085)    15,137         1,052
Income tax provision....     2,300    (10,869)      (8,569)     5,752 (c)    (2,817)
                          --------  ---------     --------     ------      --------
Earnings (loss) from
 Continuing Operations..     9,658    (15,174)      (5,516)     9,385         3,869
Earnings from Discontin-
 ued Products Group
 Operations.............        --     15,174       15,174         --            --
                          --------  ---------     --------     ------      --------
Net Earnings............  $  9,658  $      --     $  9,658
Basic Earnings (Loss)
 Per Share
  Continuing Operations.  $   0.20                $  (0.12)                $   0.08
                                                                           ========
  Discontinued
   Operations...........        --                    0.32
                          --------                --------
                            $ 0.20                $   0.20
                          ========                ========
Diluted Earnings (Loss)
 Per Share
  Continuing Operations.  $   0.20                $  (0.11)                $   0.08
                                                                           ========
  Discontinued
   Operations...........        --                    0.31
                          --------                --------
                            $ 0.20                $   0.20
                          ========                ========
Average Shares Outstand-
 ing--Basic.............    47,593                  47,593                   47,593
                          ========                ========                 ========
Average Shares Outstand-
 ing--Diluted...........    48,402                  48,402                   47,852
                          ========                ========                 ========

                                PENNZOIL COMPANY

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 1997
               (EXPRESSED IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             PRO FORMA ADJUSTMENTS
                                     --------------------------------------
                                      RECLASSIFY                   OTHER
                              AS     DISCONTINUED       AS       PRO FORMA
                           REPORTED   OPERATIONS   RECLASSIFIED ADJUSTMENTS   PRO FORMA
                          ---------- ------------  ------------ -----------   ---------
Revenues................  $2,511,247 $(1,645,735)    $865,512     $    --     $865,512
Investment and other in-
 come, net..............     143,057     (31,012)     112,045          --      112,045
                          ---------- -----------     --------     -------     --------
                           2,654,304  (1,676,747)     977,557          --      977,557
COSTS AND EXPENSES
  Cost of sales.........   1,391,772  (1,182,742)     209,030          --      209,030
  Selling, general and
   administrative
   expenses.............     387,964    (295,302)      92,662     (54,821)(a)   37,841
  Depreciation,
   depletion and
   amortization.........     288,848     (64,490)     224,358          --      224,358
  Exploration expense...      67,664          --       67,664          --       67,664
  Taxes, other than
   income...............      49,855     (11,956)      37,899          --       37,899
  Interest charges, net.     163,806      (5,406)     158,400     (19,100)(b)  139,300
                          ---------- -----------     --------     -------     --------
Income before income
 tax....................     304,395    (116,851)     187,544      73,921      261,465
Income tax provision....     124,140     (48,499)      75,641      28,090 (c)  103,731
                          ---------- -----------     --------     -------     --------
Earnings from Continuing
 Operations.............     180,255     (68,352)     111,903      45,831      157,734
Earnings from Discontin-
 ued Products Group Op-
 erations...............          --      68,352       68,352          --           --
                          ---------- -----------     --------     -------     --------
Net Earnings............  $  180,255          --     $180,255
Basic Earnings (Loss)
 Per Share
  Continuing Operations.  $     3.83                 $   2.38                 $   3.35
                                                                              ========
  Discontinued
   Operations...........          --                     1.45
                          ----------                 --------
                              $ 3.83                 $   3.83
                          ==========                 ========
Diluted Earnings (Loss)
 Per Share
  Continuing Operations.  $     3.76                 $   2.33                 $   3.33
                                                                              ========
  Discontinued
   Operations...........          --                     1.43
                          ----------                 --------
                              $ 3.76                 $   3.76
                          ==========                 ========
Average Shares Outstand-
 ing--Basic.............      47,119                   47,119                   47,119
                          ==========                 ========                 ========
Average Shares Outstand-
 ing--Diluted...........      47,923                   47,923                   47,376
                          ==========                 ========                 ========

                                PENNZOIL COMPANY

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 1996
               (EXPRESSED IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             PRO FORMA ADJUSTMENTS
                                     --------------------------------------
                                      RECLASSIFY                   OTHER
                              AS     DISCONTINUED       AS       PRO FORMA
                           REPORTED   OPERATIONS   RECLASSIFIED ADJUSTMENTS   PRO FORMA
                          ---------- ------------  ------------ -----------   ---------
Revenues................  $2,364,732 $(1,619,270)    $745,462     $    --     $745,462
Investment and other in-
 come, net..............     122,114      (6,697)     115,417          --      115,417
                          ---------- -----------     --------     -------     --------
                           2,486,846  (1,625,967)     860,879          --      860,879
COSTS AND EXPENSES
  Cost of sales.........   1,421,731  (1,202,909)     218,822          --      218,822
  Selling, general and
   administrative
   expenses.............     349,019    (284,383)      64,636     (30,639)(a)   33,997
  Depreciation,
   depletion and
   amortization.........     273,937     (51,918)     222,019          --      222,019
  Exploration expense...      44,271          --       44,271          --       44,271
  Taxes, other than
   income...............      51,342     (11,339)      40,003          --       40,003
  Interest charges, net.     177,420      (2,105)     175,315     (23,831)(b)  151,484
                          ---------- -----------     --------     -------     --------
Income before income
 tax....................     169,126     (73,313)      95,813      54,470      150,283
Income tax provision....      35,228     (30,667)       4,561      20,699 (c)   25,260
                          ---------- -----------     --------     -------     --------
Earnings from Continuing
 Operations.............     133,898     (42,646)      91,252      33,771      125,023
Earnings from Discontin-
 ued Products Group Op-
 erations...............          --      42,646       42,646          --           --
                          ---------- -----------     --------     -------     --------
Net Earnings............  $  133,898 $        --     $133,898
Basic Earnings (Loss)
 Per Share
  Continuing Operations.  $     2.88                 $   1.96                 $   2.69
                                                                              ========
  Discontinued
   Operations...........          --                     0.92
                          ----------                 --------
                              $ 2.88                 $   2.88
                          ==========                 ========
Diluted Earnings (Loss)
 Per Share
  Diluted Earnings
   (Loss) Per Share
   Continuing
   Operations...........  $     2.86                 $   1.95                 $   2.68
                                                                              ========
  Discontinued
   Operations...........          --                     0.91
                          ----------                 --------
                              $ 2.86                 $   2.86
                          ==========                 ========
Average Shares Outstand-
 ing--Basic.............      46,473                   46,473                   46,473
                          ==========                 ========                 ========
Average Shares Outstand-
 ing--Diluted...........      46,758                   46,758                   46,564
                          ==========                 ========                 ========

                                PENNZOIL COMPANY

       PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS (UNAUDITED)

                      FOR THE YEAR ENDED DECEMBER 31, 1995
               (EXPRESSED IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                               PRO FORMA ADJUSTMENTS
                                       --------------------------------------
                                        RECLASSIFY                   OTHER
                                       DISCONTINUED       AS       PRO FORMA
                          AS REPORTED   OPERATIONS   RECLASSIFIED ADJUSTMENTS   PRO FORMA
                          -----------  ------------  ------------ -----------   ---------
Revenues................  $2,385,287   $(1,656,233)   $ 729,054     $    --     $729,054
Investment and other in-
 come, net..............     104,699       (20,635)      84,064          --       84,064
                          ----------   -----------    ---------     -------     --------
                           2,489,986    (1,676,868)     813,118          --      813,118
COSTS AND EXPENSES
  Cost of sales.........   1,537,737    (1,278,566)     259,171          --      259,171
  Selling, general and
   administrative
   expense..............     419,530      (304,063)     115,467     (43,235)(a)   72,232
  Depreciation,
   depletion and
   amortization.........     325,119       (48,562)     276,557          --      276,557
  Impairment of long-
   lived assets.........     399,830        (6,987)     392,843          --      392,843
  Exploration expense...      39,782            --       39,782          --       39,782
  Taxes, other than
   income...............      51,315       (11,837)      39,478          --       39,478
  Interest charges, net.     194,348       (10,198)     184,150     (18,548)(b)  165,602
                          ----------   -----------    ---------     -------     --------
Income before income
 tax....................    (477,675)      (16,655)    (494,330)     61,783     (432,547)
Income tax provision....    (172,533)      (11,653)    (184,186)     23,478 (c) (160,708)
                          ----------   -----------    ---------     -------     --------
Earnings (Loss) from
 Continuing Operations..    (305,142)       (5,002)    (310,144)     38,305     (271,839)
Earnings from
 Discontinued Products
 Group Operations.......          --         5,002        5,002          --           --
                          ----------   -----------    ---------     -------     --------
Net Loss................  $ (305,142)  $        --    $(305,142)
Basic Earnings (Loss)
 Per Share Continuing
 Operations.............  $    (6.60)                 $   (6.71)                $  (5.88)
                                                                                ========
Discontinued Operations.          --                       0.11
                          ----------                  ---------
                          $    (6.60)                 $   (6.60)
                          ==========                  =========
Diluted Earnings (Loss)
 Per Share Continuing
 Operations.............  $    (6.60)                 $   (6.71)                $  (5.88)
                                                                                ========
Discontinued Operations.          --                       0.11
                          ----------                  ---------
                          $    (6.60)                 $   (6.60)
                          ==========                  =========
Average Shares Outstand-
 ing--Basic.............      46,245                     46,245                   46,245
                          ==========                  =========                 ========
Average Shares Outstand-
 ing--Diluted...........      46,245                     46,245                   46,245
                          ==========                  =========                 ========

                           NOTES TO PENNZOIL COMPANY
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

  The accompanying pro forma condensed consolidated financial statements of Pennzoil Company ("Pennzoil") presented illustrate the pro forma effect of certain proposed transactions. These transactions include (i) the reclassification as discontinued operations of Pennzoil's motor oil, refined products and franchise operations ("Products Group"), (ii) the disposition of Products Group and (iii) the planned use of cash payments made by Products Group to Pennzoil immediately prior to the Spin-Off (as defined below).

  The unaudited pro forma condensed consolidated balance sheet has been prepared assuming that the transactions occurred on the last day of the period presented. The pro forma condensed consolidated statements of income have been prepared assuming that the transactions and agreements occurred at the beginning of the period presented.

  The unaudited pro forma condensed consolidated financial statements have been prepared using assumptions deemed appropriate and are presented herein for illustrative purposes only. These unaudited pro forma financial statements are not necessarily indicative of the future financial position or results of operations of Pennzoil, or of the financial position or results of operations of Pennzoil that would have actually been reported had the events reported herein occurred as of the dates indicated.

PRO FORMA ADJUSTMENTS

  Discontinued Operations--For each period the "Reclassify Discontinued Operations" column removes from each applicable caption the "As Reported" amount previously included therein for the proposed discontinued Products Group operations. A separate "As Reclassified" column is included for information purposes.

OTHER PRO FORMA ADJUSTMENTS

  (a) Selling, General & Administrative Expense--Represents the estimated incremental expenses to be billed to Products Group by Richland Services Company ("Richland"), a subsidiary of Pennzoil, in accordance with a transition services agreement to be entered into between Richland and Products Group. This pro forma adjustment assumes all services outlined in the agreement are performed by Richland for the entire period presented.

  (b) Interest Expense--Represents a reduction in interest expense as a result of the application of cash to be received from Products Group immediately prior to the Spin-Off, which will be applied to reduce amounts outstanding under Pennzoil's various debt agreements. The interest rate assumed for this pro forma adjustment is 6%, which approximates Pennzoil's short-term borrowing rates for the periods presented.

  (c) Income Taxes--Reflects the tax impact of pro forma adjustments assuming a 38% effective tax rate.

  (d) Net Assets of Discontinued Operations--Represents the disposition of Products Group. Products Group will be separated and subsequently spun off from Pennzoil. Pennzoil shareholders will receive a pro rata distribution of all the issued and outstanding shares of common stock of the Products Group (the "Spin-Off").

  (e) Long-Term Debt--Represents the use of cash received from Products Group to reduce outstanding variable-rate indebtedness. Certain intercompany indebtedness is to be repaid by Products Group to Pennzoil immediately prior to the Spin-Off. The maximum payment is the total of $500 million plus outstanding cash of Products Group, less existing third party debt and capital lease obligations of Products Group. The maximum payment has been assumed in the pro forma statements. If the cash received from Products Group is in excess of the variable-rate indebtedness outstanding at such time, Pennzoil currently intends that the balance would be temporarily applied to cash and would subsequently be used to repurchase or redeem a portion of Pennzoil's outstanding notes and debentures due 1999-2009, which would create an extraordinary loss on extinguishment of indebtedness. Pennzoil has not determined which notes and debentures would be repurchased or redeemed in such event.

  (f) Shareholder's Equity--Represents disposition of net assets of discontinued operations less reduction in debt to be funded by cash received from Products Group.